ATLAS INSURANCE TRUST
                        Atlas Balanced Growth Portfolio
                     Supplement dated January 14, 2005, to
            Statement of Additional Information dated April 30, 2004


On Page 14 of the Statement of Additional Information, please add "Credit Default Swap Transactions" and replace "Risks Associated with Swaps" with the following:

4. CREDIT DEFAULT SWAP TRANSACTIONS

          Each Bond Fund may enter into credit default swap transactions to seek to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. As the purchaser in such a transaction, the underlying Atlas Fund makes a periodic stream of payments to a counterparty over the term of the contract, provided that no default occurs on a referenced debt obligation of a U.S. or foreign issuer. In the event of a default on the obligation by the issuer, the counterparty would be required to pay to the underlying Atlas Fund the par (or other agreed-upon value) of the referenced debt obligation. The underlying Atlas Fund may also act as the seller in such a transaction, in which case it would function as the counterparty referred to above.

          Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The underlying Atlas Fund entering into these transactions records an increase or decrease to interest income in the amount due to or owed by the underlying Atlas Fund at termination or settlement. The underlying Atlas Fund acts as a purchaser in credit default swap transactions only with respect to corporate obligations it owns or, in the case of sovereign debt of a foreign country, either the reference obligation, any sovereign debt of the issuing foreign country, or sovereign debt of any other country that the Sub-Adviser determines is closely correlated as an inexact bona fide hedge.

5. RISKS ASSOCIATED WITH SWAPS

          The risks associated with swaps, and interest rate caps and floors are similar to those described previously with respect to over-the-counter options. In connection with such transactions, the underlying Atlas Fund involved relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the underlying Atlas Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the underlying Atlas Fund might be unable to obtain its expected benefit. In addition, while the underlying Atlas Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the underlying Atlas Fund, there can be no assurance that the underlying Atlas Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the underlying Atlas Fund's ability to enter into other transactions at a time when doing so might be advantageous. Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the underlying Atlas Fund is long or short the swap, respectively).